Dated 22 May 2024

Between

UNITY GLOBAL FZCO

and

CRISTOPHE BEVERLY HILLS, LLC

and

CRISTOPHE HOLDINGS, INC.

and

PROVIDENCE RESERVE TRUST

and

UNITED EXPRESS INC.

ADDENDUM

to the **Stockholders Agreement** relating to **United Express Inc.**

THIS ADDENDUM is made on 22 May 2024.

BETWEEN

(1) **Unity Global FZCO,** a company incorporated under the laws, of Dubai in the United Arab of Emirates with a registration number of DSO-FZCO-4162 and whose registered address is at Dubai Silicon Oasis, DDP, Building A2, Dubai United Arab Emirates ("**Unity Global**");

(2) **Cristophe Beverly Hills, LLC**, a limited liability company formed in Delaware, USA (File number 5695068 ("**Cristophe**");

(3) **Cristophe Holdings, Inc.,** a corporation incorporated in Nevada, USA, which is the parent entity of Cristophe ("**Cristophe Holdings**");

(4) **Providence Reserve Trust**, located at 1800 2nd Street, Suite 603 Sarasota, Florida 34236, whose shares are fully owned by Colin Conway ("**Trust**"); and

(5) **United Express Inc.**, a corporation incorporated under the laws of Nevada, USA and whose registered address is at 4345 W. Post Road, Las Vegas, Nevada 89118 ("**Company**").

Each hereinafter referred to as a "**Party**" and together as the "**Parties**".

WHEREAS:

(A) Unity Global, Cristophe and the Company entered into an agreement known as the Stockholders Agreement on 22 May 2023 (the "**Agreement**") relating to the shares held by Unity Global and Cristophe in the Company;

(B) Pursuant to the terms of that certain Share Purchase Agreement dated 11 April 2024 between Cristophe and the Trust (the "**Share Purchase Agreement**"), Cristophe transferred (i) 2,804,867 shares of Common Stock of the Company to Providence and (ii) the remaining 1,862,133 shares of Common Stock of the Company to Cristophe Holdings. All such transferred shares are collectively referred to herein as the "**Shares**".

(C) Following the transfers of the Shares by Cristophe to Providence and the Trust pursuant to the Share Purchase Agreement, the Parties have agreed that the Parties to the Agreement must be changed; and

(D) The Parties have requested, and the Company has accepted, to add each of Cristophe Holdings and the Trust as a party to the Agreement and remove Cristophe as a party to the Agreement, subject to the terms and conditions set forth herein.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby make the following amendments to the Agreement that are outlined below.

NOW IT IS HEREBY AGREED as follows:

1. INTERPRETATION

Definition of and interpretation provisions applying to the Agreement apply equally to this Addendum. This Addendum is deemed incorporated as part of the Agreement and is integral to it.

2. AMENDMENT

2.1 Effective of the closing date (the "**Effective Date**") of the transfer of the Shares by Cristophe to the Trust and Cristophe Holdings pursuant to the Share Purchase Agreement, (i) each of Cristophe Holdings and Providence hereby joins in the Agreement (as amended by this Addendum) as a "Stockholder" and agrees to be bound by the terms and provisions thereof, and (ii) Cristophe shall be removed as a party to the Agreement and shall be released from all obligations, duties and responsibilities under the Agreement. Effective as of the Effective Date, (x) all references to "Cristophe" in the definitions of "Sale of Control" and "Tag-Along Stockholder" in Article I of the Agreement shall be read as "Cristophe Holdings, Inc. or Providence Reserve Trust" and (y) all references to "Cristophe" in Articles II, IV and VI of the Agreement shall be read as "Cristophe Holdings, Inc. and Providence Reserve Trust".

The Parties confirm that the Agreement continues in full force and effect subject to the amendments made by, and agreed pursuant to, this Addendum.

3. BINDING AND EFFECTIVE

Such amendments shall be binding upon the execution of this Addendum by the Parties and shall be effective as of the Effective Date.

4. NO OTHER CHANGE

Except as otherwise expressly provided in this Addendum, all of the terms and conditions of the Agreement remain unchanged and in full force and effect. No modification of this Addendum shall be valid unless in writing and signed by the Parties.

5. GOVERNING LAW

This Addendum be construed in accordance with the laws of Nevada, USA, without reference to its conflicts of law provisions.

6. ELECTRONIC SIGNATURES

This Addendum may be executed in any number of counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. The Parties hereby agree that this Addendum will be executed with electronic signatures, and that such electronic signatures shall be valid and binding on the Parties.

Signature pages follow.

IN WITNESS WHEREOF each Party has executed this Addendum or caused this Addendum to be executed as a deed by its duly authorised representatives.

UNITY GLOBAL

EXECUTED as a DEED, for and on behalf of Unity Global FZCO by Jeremy Harbour, a director, in the presence of:	***Signature*** DocuSigned by: Jeremy Harbour 539EAB79C89843C... ***Director***

____

Signature of witness

Name:

Address:

CRISTOPHE

EXECUTED as a DEED for and on behalf of Cristophe Beverly Hills, LLC by Colin Conway, manager, in the presence of:	***Signature*** DocuSigned by: Colin Conway 60087F9180AF478... ***Manager***

____

Signature of witness

Name:

Address:

CRISTOPHE HOLDINGS

EXECUTED as a DEED for and on behalf of Cristophe Holdings, Inc. by Cristophe Schatteman, its officer, in the presence of:	***Signature*** DocuSigned by: Cristopher Schatteman CAF6E6B07D0E4A8... ***Officer***

____

Signature of witness

Name:

Address:

TRUST

EXECUTED as a **DEED** for and on behalf of **Providence Reserve Trust by Colin Conway, as Trustee,** in the presence of:	*Signature* DocuSigned by: Colin Conway 60087F9180AF478... ***Trustee***

____

Signature of witness

Name:

Address:

COMPANY

EXECUTED as a **DEED** for and on behalf of **United Express, Inc by Andrei Stoukan, an officer**, in the presence of:	*Signature* DocuSigned by: Andrei Stoukan F245D19FF92F426... ***Chief Executive Officer***

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Signature of witness

Name:

Address: